Mainland China contribution plan and profit appropriations	12 Months Ended
Dec. 31, 2016
Mainland China Contribution Plan and Profit Appropriation [Abstract]
Pension and Other Postretirement Benefits Disclosure [Text Block]
17. Mainland China contribution plan and profit appropriation

Employees of the Group in the PRC are entitled to retirement benefits calculated with reference to their salary basis upon retirement and their length of service in accordance with a PRC government-managed retirement plan. The PRC government is directly responsible for the payments of the benefits to these retired employees. The Group is required to make contributions to the government-managed retirement plan based on certain percentages of the employees’ monthly salaries. The amounts contributed by the Group were $1,952,480, $908,355 and $558,385 for the years ended December 31, 2014, 2015 and 2016, respectively.

In addition, the Group is required by law to contribute medical, unemployment, housing and other statutory benefits based on certain percentages of the employees’ monthly salaries. The PRC government is directly responsible for the payments of the benefits to these employees. The amounts contributed by the Group were $1,968,199, $963,160 and $659,855 for the years ended December 31, 2014, 2015 and 2016, respectively.

In accordance with relevant PRC Company Law and regulations and the Group’s Articles of Association, the Group’s PRC subsidiaries were required to appropriate 10% of their respective profit after taxation reported in their statutory financial statements prepared under the PRC GAAP to the statutory surplus reserve. The Group has statutory reserve balance of $8,291,403 and $8,351,153 as of December 31, 2015 and 2016, respectively. The appropriation of statutory surplus reserve will cease upon the balance of the statutory surplus reserve reaching 50% of the companies’ registered capital. The statutory surplus reserves may be used to make up losses or for conversion into the shareholders’ equity.